Exhibit 99.1

PREDICTIVE MEDICINE FOR MENTAL HEALTH July2017 Investor Presentation NASDAQ: MYND

Investor Presentation DISCLAIMER This presentation contains “forward - looking statements” pursuant to the safe - harbor provisions of the Private Securities Litigation Reform Act of 1995 that include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources . These forward - looking statements include, without limitation, statements regarding : proposed new products or services ; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance ; statements of management’s goals and objectives ; trends affecting our financial condition, results of operations or future prospects ; our financing plans or growth strategies ; and other similar expressions concerning matters that are not historical facts . Words such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes” and “estimates,” and similar expressions, as well as statements in future tense, identify forward - looking statements . Forward - looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved . Forward - looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties described in our filings with the U . S . Securities and Exchange Commission, including our most recent reports on Forms 10 - K, 10 - Q and 8 - K, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward - looking statements . Forward - looking statements speak only as of the date they are made . You should not put undue reliance on any forward - looking statements . We assume no obligation to update forward - looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward - looking information, except to the extent required by applicable securities laws . If we do update one or more forward - looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward - looking statements . 2

INVESTMENT HIGHLIGHTS

Our Business	• MYnd Analytics is a predictive analytics company that develops decision support tools to guide personalized treatment of behavioral disorders, including depression, anxiety, bipolar disorder, and post-traumatic stress disorder (PTSD)
Our Technology Platform	• MYnd's Psychiatric Electroencephalography Evaluation Registry ("PEER") Report uses data from electroencephalogram (EEG) tests, outcomes and machine learning to identify endophenotypic markers of drug response • This Big Data approach has allowed MYnd to generate a large clinical registry and database of predictive algorithms; 10,200+ patients & 38,000+ outcomes
Significant Market Opportunity	• Mental disorders have the highest worldwide disease burden, are the greatest cause of disability and one of the main reasons why people miss work • $21 billion is spent on mental health medications in 2015, making it the second most commonly prescribed therapeutics class
Comprehensive Solution	• MYnd has shown that when physicians utilize the PEER Report, there is a decrease in suicidality in patients that have served in the military, where there is a need for intervention • Same day reports improve outcomes and reduce costs for patients
Coverage Continue to Expand	• Federal Mental Health Parity Act (2008) • Expansion Benefits for Medicare (2008) • Affordable care Act further coverage expansion (2010) • 21st Century Cures (2016)

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Investor Presentation DIGITAL HEALTH CARE: INVESTMENTS MYND is in one of the hottest areas of AI/digital health care 4

MENTAL HEALTH - INCIDENCE & COST



- Globally, an estimated 300 million people suffer from depression and 60 million have Bipolar affective disorder.(1)
- Anxiety disorders are the most common mental illness in the U.S. affecting 40 million adults.(2)
- It is estimated that 129 million children globally have Attention-deficit/hyperactivity disorder (ADHD), representing 7.2% of the world's child population.(3)
- Eating disorders affect up to 24 million people in the U.S. (6.5 million U.S. adults suffer from binge eating) and 70 million people globally.(4)
- $147 billion is spent in the U.S. treating mental health, while $2.5 trillion is spent globally, with nearly 2/3 in indirect costs. The global cost is expected to increase to $6 trillion by 2030.(5)(6)

(1) World Health Organization: http://www.who.int/mediacentre/factsheets/fs396/en/
(2) Anxiety and Depression Association of America: https://www.adaa.org/about-adaa/press-room/facts-statistics
(3) CHADD: The National Resource on ADHD: http://www.chadd.org/Understanding-ADHD/About-ADHD/Data-and-Statistics/General-Prevalence.aspx
(4) The Renfrew Center Foundation for Eating Disorders, "Eating Disorders 101 Guide: A Summary of Issues, Statistics and Resources," published September 2002, revised October 2003: https://www.ndsu.edu/fileadmin/counseling/Eating_Disorder_Statistics.pdf
(5) Eating Disorder HOPE: https://www.eatingdisorderhope.com/information/statistics-studies
(6) National Institute of Mental Health: https://www.nimh.nih.gov/about/directors/thomas-insel/blog/2015/mental-health-awareness-month-by-the-numbers.shtml

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Investor Presentation MENTAL HEALTH & SUBSTANCE USE DISORDERS (MHSUD) U.S. SPENDING • Mental disorders , including substance abuse, have the highest estimated annual health spending in the U . S. • In 2013, healthcare spending on mental disorders reached $201 Billion (1) 6 (1) “Mental Disorders Top The List Of The Most Costly Conditions In The United States: $201 Billion,” Charles Roehrig , Health Affairs, May 2016.

Investor Presentation Source: Melek S., Norris D., Paulus J.: Economic Impact of Integrated Medical - Behavioral Healthcare: Implications for Psychiatry. Prepared for APA; 2014, pp.1 - 39. 7 IMPACT OF MHSUD ON COMMON HIGH COST MEDICAL CONDITIONS IN 2012 Population % with Behavioral Health (BH) Diagnosis Per - member per - month (PMPM) cost without BH Diagnosis PMPM with BH Diagnosis Increase in Total PMPM with BH Diagnosis Commercial 15% $340 $941 276% Medicare 9% $582 $1429 245% Medicaid 20% $381 $1301 341% All Insurers 14% $397 $1085 273%

Investor Presentation 8 Thomas R. Insel, MD 2009 - 2010 “ Current medications are not sufficient for most patients... We still do not know who will respond to a specific treatment. Even for the fraction of patients who ultimately respond, clinicians often must resort to trial and error before finding a regimen that works, subjecting patients to potentially life - threatening delays, ineffective treatment, or adverse side effects. " TRIAL AND ERROR PHARMACOTHERAPY

Investor Presentation 9 MENTAL HEALTH MEDICATIONS ARE SECOND MOST PRESCRIBED THERAPEUTIC CLASS Dispensed Prescriptions (in millions) 2011 201 2 2013 2014 2015 US Marke t 4,01 4 4,15 5 4,2 36 4,32 5 4,36 8 Antihypertensives 649 691 701 705 70 6 Mental Health 495 511 523 537 54 7 Pain 47 2 48 4 4 81 48 3 47 0 Source: IMS Health, National Prescription Audit, Dec. 2015. Annual U.S. drug spending for mental health in 2015 $ 21.2 billion of Americans have failed two or more therapeutics for mental illness and are considered resistant to treatment millions are the excess annual health care costs incurred by a patient not properly medicated $ 8,500

Investor Presentation MENTAL HEALTH MARKET: SIGNIFICANT UNMET NEED Most get no formal treatment 10 Of all people living with mental disorders • 12% are treated by a psychiatrist • 20% are treated by a mental health physician • 40% are treated by a healthcare professional • 60% get no formal treatment

Investor Presentation 11 PROPRIETARY OUTCOMES REGISTRY MYnd Clinical Registry 10,200 + Unique Patients 38,000+ Total Outcomes • Strong intellectual property protection with 22 issued patents and 1 patent pending • Technical know - how and proprietary algorithm developed and owned by MYnd • First mover advantage in big data analytics using EEG inputs to generate PEER Report • The PEER online technology uses machine learning to improve accuracy as more outcomes are added

Investor Presentation 12 GROWING EVIDENCE “EEG recording and analysis is currently experiencing a renaissance in interest and in both range and depth of applications, particularly in the search for endo - phenotypes and biomarkers for etiologic factors, individual diagnosis, risk for disorder, and treatment response.” Charles DeBattista, MD Stanford University School of Medicine “ Predicting non - responders with an easy, relatively inexpensive, predictive, objective office procedure that builds upon clinical judgment to guide antidepressant choice. " Use of EEG Biomarkers in Child Psychiatry Research by S. Loo, A. Lenartowicz,S . Makeig June 23, 2015

Investor Presentation 13 Thomas R. Insel , MD Former Director , Mental Health, Verily Life Sciences in April 2016 “Technology can make a difference for mental health care. Digital phenotyping, like what PEER does with EEG, or with wearables or smartphone technology, can capture precise, continuous, objective measures of behavior… that’s a game changer for Psychiatry, and actually for the whole field of mental health." TRIAL AND ERROR PHARMACOTHERAPY

Investor Presentation 14 CURRENT TECHNOLOGIES USED TO GUIDE TREATMENT Category Clinical Practice Application Examples Functional imaging Identifies brain regions associated with cognitive impairments, hyper/hypoactivation ; no regulatory clearance for MH Amen Clinics Pharmacogenomic ( PGx ) testing CLIA Lab Developed Tests show activity of enzymes which impact drug metabolism (CYP450) and genetic anomalies Assurex Health, Genomind, Pathway Genomics EEG Informatics that use output from existing tests combined with large patient registries to predict treatment outcomes MYND Analytics

Investor Presentation An EEG test measures the patient’s unique brain patterns. The test is non - invasive , inexpensive, widely available and has a reimbursement code 2 1 Patient and Doctor agree PEER is needed (can be a Psychiatrist or Primary Care Physician) 3 Patient’s EEG is compared to PEER database, which improves with each patient through machine learning 4 PEER Report is delivered to physician as a tool to select the most appropriate treatment for a particular patient based on their brain wave pattern 15 THE PROCESS

INTERIM FINDINGS FROM THE 4TH CLINICAL TRIAL – WALTER REED PEER TRIAL

Improvement Over Standard of Care (1)



Percent
144%
75%
75%
139%
Depression
Suicidality
Global Improvement
PTS

- 144% more improvement in QIDS-SR16 depression scores
- 75% greater improvement in CHRT-7S scores for suicidal ideation
- 139% greater improvement in PCL scores for PTSD

(1) VA/DOD Clinical Practice Guideline for Management of Major Depressive Disorder

Median Treatment Visits Over 6 Month Trial



Peer Followed
5
Standard of Care
2

- Patients had a median of 5 visits compared to 2 visits for patients whose physicians used PEER as compared to those that did not follow PEER

Patients whose physicians followed PEER had more statistically significant improvement than physicians who followed standard of care treatment based on VA/DOD Treatment Guidelines.

Neuropsychiatric Disease and Treatment, August 2016.

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Investor Presentation 17 COMMERCIALIZATION STRATEGY Provider Direct Multi - practitioner provider groups seeking to provide value - based care and cutting edge objective measurement tools that are reimbursed Billing CPT Codes: 95816, 95957, 99090 VA/Military Where suicide rates are high and need for innovative and effective mental health care is high Managed Care Payers and health systems seeking to improve clinical outcomes and lower health care costs Global International – single payer countries Patient Direct Refer patients from social media to MYND providers

Investor Presentation 18 MILESTONES OVER NEXT 12 MONTHS 1 Establish paid pilot program(s) with managed care companies and health systems seeking to improve clinical outcomes and lower health care costs 2 Show pharmacoeconomic benefits when providers use the PEER report on - line tool 3 Penetrate VA and Military where suicide rates are high and need for innovative, improved access and effective mental health care is high 4 Grow patient direct sales through digital media buys continuing to scale and roll out PEER products in the United States 5 Enhance services through strategic transactions such as, genomics, telepsychiatry and drug discovery 6 Continue to enroll patients in Canadian military trial providing value - based care and cutting edge objective measurement tools in single payer system

Investor Presentation Problem Looming crisis in access to care: • Psychiatrist shortage • Waiting lists are high • 70% of mental health is treated by PCPs • Waste due to low attendance and adherence to treatment ( avg = 2 visits) Impact: • Over half of patients never seek treatment • Treatments themselves are marked by low efficacy, low adherence Solution x Telepsychiatry: MYND has a strategic investment to deploying multistate network for large insurers where access is diminished x Advancement: MYND improves care by providing physicians with objective data 19 ADDITIONAL SERVICE LINES

Investor Presentation 20 CAPITALIZATION MYND Analytics Inc. Securities Issued Shares (As of July 19, 2017) Common Stock Issued and Outstanding 4 , 214 ,061 Total Shares of Common Stock Underlying Issued Options 3 53 , 546 Total Shares of Common Stock Underlying Issued Warrants (1) 4,220,872 Fully Diluted 8 , 788 ,479 (1) Includes 2,539,061 shares of common stock issuable upon exercise of warrants to be distributed pursuant to a special warrant dividend declared by the company on July 13, 2017.

Investor Presentation Source: RockHealth, 2016 https:// rockhealth.com /reports/digital - health - exits - 2016 - ytd - 112 - digital - health - acquisitions - and - two - ipos/. DIGITAL HEALTH CARE In 2016 the 10 largest acquisitions brought in over $11B for shareholders 21 Target Acquired By Acquisition Amount Change Healthcare McKesson $3.0B Truven Analytics IBM $2.6B eResearchTechnology Nordic Capital $1.8B Netsmart Technologies Allscripts $950M Brightree Resmed $800M Imprivata Thoma Bravo $544M Assurex Myriad Genetics $410M Cardon Outreach MedData $400M Sequenom Laboratory Corp $371M Valence Health Evolent Health $219M

Investor Presentation EXPERIENCED LEADERSHIP Board of Directors George C. Carpenter, IV – President & CEO • Over 25 years of experience in healthcare technology and business development • MBA in Finance from the University of Chicago, BA from Dartmouth College Brian MacDonald – Chief Technology Officer • Responsible for machine learning algorithms that form the core of the PEER reports • MBA from the University of Pennsylvania, BS from the University of Alabama Don D’Ambrosio – Chief Financial Officer • Over 25 years of C - level public company experience • BA from Temple University Robin L. Smith, MD, MBA – Chairman • Former CEO of Neostem (now Caladrius ) Geoffrey E. Harris • Portfolio manager at c7 Advisors John Pappajohn • Served as Director of 40+ companies in healthcare industry Michal Votruba • Director of the Gradus/RSJ Life Sciences Fund Management Team 22

Investor Presentation KEY INVESTMENT THESIS • CLINICAL NEED: Mental disorders are the greatest cause of disability and number one reason why people miss work • MARKET OPPORTUNITY : $21 billion are spent annually on mental health medications making them the second most commonly prescribed therapeutic class behind anti - hypertensives even though their efficacy is low • PRODUCT : MYND Analytics provides a same day report to help physicians improve clinical outcomes and reduce costs for patients with mental health needs using non - invasive measure and has been shown to reduce suicidality • REIMBURSEMENT : Coverage for mental health continues to expand and CPT codes exist for reimbursement • PROTECTION: MYND Analytics has a robust clinical registry with a large database of predictive algorithms of drug response in mental health which has taken years to build and has 22 issued patents and 1 pending • EXPANSION: Can expand offerings to clients such as genomics and telepsychiatry using existing platform • RESOURCES: Recently completed $ 8.79m financing and NASDAQ uplisting 23

Investor Presentation 24 CONTACT Robin L. Smith, MD, MBA, Chairman of the Board tel : 917 - 691 - 7409 email: robin@robinlsmith.com George C. Carpenter IV, President and Chief Executive Officer tel: 949 - 697 - 2161 email: gcarpenter@myndanalytics.com Don D’Ambrosio Chief Financial Officer tel : 949-420-4402 email: dambrosio@myndanalytics.com